UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund (Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	December 31
Date of reporting period:	June 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual report
John Hancock
Hedged Equity & Income Fund
Closed-end international equity
Ticker: HEQ
June 30, 2023

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund currently makes quarterly distributions of an amount equal to $0.2900 per share. Effective with the September 2023 quarterly distribution, the Board of Trustees voted to amend its current managed distribution plan. The fund will make quarterly distributions of an amount equal to $0.2500 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with "yield" or "income".

A message to shareholders
Dear shareholder,
Global equities performed very well in the first half of 2023, as many of the worries that had weighed on sentiment throughout 2022 began to dissipate. Inflation started to show signs of cooling, allowing central banks to slow their pace of monetary tightening, and fostering hopes that they would largely be finished raising interest rates by year-end. Although higher rates dampened economic activity, global growth remained in positive territory, a much better outcome than investors had been fearing in late 2022. Similarly, corporate earnings—though weakening year-over-year—consistently came in ahead of depressed expectations.
These factors helped offset periodic worries about geopolitical developments and instability in the U.S. banking sector, leading to a robust advance for the broad-based world indexes. The gains were largely led by mega-cap U.S. technology stocks.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

2	Your fund at a glance
3	Portfolio summary
5	Fund’s investments
21	Financial statements
24	Financial highlights
25	Notes to financial statements
33	Investment objective, principal investment strategies, and principal risks
37	Additional information
39	Shareholder meeting
40	Evaluation of advisory and subadvisory agreements by the Board of Trustees
47	More information
1	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/2023 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	2

Portfolio summary
SECTOR COMPOSITION AS OF 6/30/2023 (% of net assets)

TOP 10 HOLDINGS AS OF 6/30/2023 (% of net assets)
Merck & Company, Inc.	2.0
Johnson & Johnson	1.9
Philip Morris International, Inc.	1.6
Pfizer, Inc.	1.5
The Home Depot, Inc.	1.4
Cisco Systems, Inc.	1.3
TotalEnergies SE	1.2
National Grid PLC	1.2
Texas Instruments, Inc.	1.1
AXA SA	1.1
TOTAL	14.3
Cash and cash equivalents are not included.

3	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

COUNTRY COMPOSITION AS OF 6/30/2023 (% of net assets)
United States	41.0
United Kingdom	10.0
Japan	8.3
France	5.5
Taiwan	3.9
Switzerland	3.7
Canada	3.0
Germany	2.9
China	2.5
Spain	2.1
Other countries	17.1
TOTAL	100.0
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	4

Fund’s investments
AS OF 6-30-23 (unaudited)
	Shares	Value
Common stocks 95.6%		$134,228,686
(Cost $138,196,144)
Communication services 5.9%		8,301,188
Diversified telecommunication services 2.8%
AT&T, Inc.	25,571	407,857
BCE, Inc.	2,820	128,574
BT Group PLC	41,982	65,330
Chunghwa Telecom Company, Ltd., ADR	13,630	508,263
Koninklijke KPN NV	296,227	1,057,522
KT Corp.	3,628	82,127
Magyar Telekom Telecommunications PLC	22,405	26,547
Orange Polska SA	30,092	51,752
Orange SA	10,264	119,950
Proximus SADP	8,450	63,014
Spark New Zealand, Ltd.	16,001	50,072
Telefonica Brasil SA	10,371	93,721
Telenor ASA	8,144	82,576
Telkom Indonesia Persero Tbk PT	1,984,345	530,857
Verizon Communications, Inc.	18,166	675,594
Entertainment 0.0%
DeNA Company, Ltd.	3,950	51,435
Interactive media and services 0.0%
Baidu, Inc., Class A (A)	819	13,969
Media 2.0%
Comcast Corp., Class A	22,076	917,258
Criteo SA, ADR (A)	364	12,281
Fuji Media Holdings, Inc.	1,335	14,002
Hakuhodo DY Holdings, Inc.	4,370	46,129
Megacable Holdings SAB de CV, Series CPO	20,589	47,705
Metropole Television SA	3,192	45,218
Nippon Television Holdings, Inc.	6,560	62,491
Omnicom Group, Inc.	2,527	240,444
RTL Group SA	1,554	62,208
Television Francaise 1	7,345	50,459
TV Asahi Holdings Corp.	3,950	45,120
WPP PLC	113,030	1,184,757
Wireless telecommunication services 1.1%
Far EasTone Telecommunications Company, Ltd.	216,924	547,846
KDDI Corp.	16,410	506,792
MTN Group, Ltd.	1,772	13,019
Taiwan Mobile Company, Ltd.	161,576	496,299
5	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary 7.7%		$10,817,112
Automobile components 0.9%
Bridgestone Corp.	13,200	542,278
Continental AG	896	67,693
Hankook Tire & Technology Company, Ltd.	2,243	58,847
Hyundai Mobis Company, Ltd.	587	103,927
NOK Corp.	3,335	48,917
Stanley Electric Company, Ltd.	4,038	81,835
Sumitomo Electric Industries, Ltd.	7,450	91,279
Sumitomo Rubber Industries, Ltd.	5,980	58,126
Tachi-S Company, Ltd.	2,670	28,772
Tokai Rika Company, Ltd.	4,010	59,523
Toyoda Gosei Company, Ltd.	2,480	47,114
Toyota Boshoku Corp.	2,080	37,229
TS Tech Company, Ltd.	4,310	54,507
Unipres Corp.	4,220	34,040
Automobiles 2.2%
Bajaj Auto, Ltd.	10,160	581,710
Bayerische Motoren Werke AG	3,070	377,632
Dongfeng Motor Group Company, Ltd., H Shares	202,998	93,049
Great Wall Motor Company, Ltd., H Shares	42,140	48,533
Hero MotoCorp, Ltd.	3,433	121,819
Honda Motor Company, Ltd.	5,520	167,222
Isuzu Motors, Ltd.	77,012	934,251
Mercedes-Benz Group AG	1,171	94,255
Nissan Motor Company, Ltd.	25,580	104,984
Renault SA	1,956	82,531
Stellantis NV	7,776	136,708
Subaru Corp.	4,504	84,827
Toyota Motor Corp.	13,919	223,707
Broadline retail 0.5%
Alibaba Group Holding, Ltd. (A)	3,578	37,246
ASKUL Corp.	4,090	56,921
Next PLC	6,857	601,264
Seria Company, Ltd.	2,410	38,501
Distributors 0.1%
LKQ Corp.	2,548	148,472
Diversified consumer services 0.0%
Benesse Holdings, Inc.	360	4,604
Hotels, restaurants and leisure 1.2%
Darden Restaurants, Inc.	852	142,352
McDonald’s Corp.	1,339	399,571
OPAP SA	32,198	561,479
Sands China, Ltd. (A)	150,220	514,460
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	6

	Shares	Value
Consumer discretionary (continued)
Household durables 0.5%
Coway Company, Ltd.	1,582	$52,865
De’ Longhi SpA	2,110	46,127
Garmin, Ltd.	507	52,875
Nikon Corp.	4,745	61,604
Rinnai Corp.	2,630	57,374
Sekisui House, Ltd.	21,303	430,312
Specialty retail 2.2%
CECONOMY AG (A)	8,478	21,312
Industria de Diseno Textil SA	20,986	814,001
Kingfisher PLC	18,459	54,403
Mr. Price Group, Ltd.	12,689	96,792
The Home Depot, Inc.	6,150	1,910,436
The TJX Companies, Inc.	2,034	172,463
Xebio Holdings Company, Ltd.	4,285	32,407
Textiles, apparel and luxury goods 0.1%
Sanyo Shokai, Ltd.	1,510	20,166
The Swatch Group AG, Bearer Shares	325	95,027
Yue Yuen Industrial Holdings, Ltd.	21,971	28,763
Consumer staples 9.1%		12,753,779
Beverages 0.9%
Anhui Gujing Distillery Company, Ltd., B Shares (A)	5,121	88,305
Cia Cervecerias Unidas SA, ADR	1,455	23,615
Coca-Cola Icecek AS	3,226	32,677
Embotelladora Andina SA, Series B, ADR	3,768	58,705
Keurig Dr. Pepper, Inc.	4,263	133,304
Kirin Holdings Company, Ltd.	6,220	90,829
PepsiCo, Inc.	2,094	387,851
The Coca-Cola Company	8,100	487,782
Consumer staples distribution and retail 1.1%
Atacadao SA	32,636	76,338
BIM Birlesik Magazalar AS	6,592	43,191
Carrefour SA	33,715	638,923
J Sainsbury PLC	13,709	46,864
Koninklijke Ahold Delhaize NV	16,607	566,183
Marks & Spencer Group PLC (A)	7,742	18,977
Sundrug Company, Ltd.	1,191	35,328
Tsuruha Holdings, Inc.	1,085	80,809
Food products 2.7%
Archer-Daniels-Midland Company	2,383	180,059
Astral Foods, Ltd.	4,027	32,772
General Mills, Inc.	1,262	96,795
7	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer staples (continued)
Food products (continued)
Indofood Sukses Makmur Tbk PT	1,153,371	$565,554
Kellogg Company	11,033	743,624
Mondelez International, Inc., Class A	1,697	123,779
Nestle SA	5,936	714,050
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	224,782	15,019
Salmar ASA	13,170	530,724
Thai Union Group PCL	116,112	42,272
The Kraft Heinz Company	1,489	52,860
Ulker Biskuvi Sanayi AS (A)	19,050	25,262
Uni-President Enterprises Corp.	221,111	542,124
WH Group, Ltd. (B)	143,227	76,279
Household products 1.2%
Colgate-Palmolive Company	3,806	293,214
Kimberly-Clark Corp.	1,309	180,721
The Procter & Gamble Company	7,949	1,206,181
Personal care products 0.8%
Unilever PLC	15,811	823,345
Unilever PLC, ADR	5,223	272,275
Tobacco 2.4%
Altria Group, Inc.	14,262	646,069
British American Tobacco PLC	14,900	495,059
Philip Morris International, Inc.	23,418	2,286,061
Energy 8.5%		11,972,080
Energy equipment and services 0.1%
Baker Hughes Company	4,432	140,096
Fugro NV (A)	2,633	41,022
Trican Well Service, Ltd.	8,345	22,237
Oil, gas and consumable fuels 8.4%
ARC Resources, Ltd.	3,141	41,896
BP PLC	40,652	236,691
Cameco Corp.	1,304	40,840
Chevron Corp.	5,765	907,123
China Shenhua Energy Company, Ltd., H Shares	15,827	48,504
Coal India, Ltd.	61,421	173,048
ConocoPhillips	4,482	464,380
Coterra Energy, Inc.	40,224	1,017,667
Diamondback Energy, Inc.	379	49,785
Enbridge, Inc.	22,339	830,324
Eni SpA	22,748	327,489
EOG Resources, Inc.	7,065	808,519
Equinor ASA	36,332	1,057,946
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	8

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Exxon Mobil Corp.	10,784	$1,156,584
Inpex Corp.	6,761	74,279
Oil & Natural Gas Corp., Ltd.	183,479	359,249
Oil India, Ltd.	16,049	48,040
OMV AG	4,584	194,647
Phillips 66	1,445	137,824
Polski Koncern Naftowy ORLEN SA	18,813	298,180
Shell PLC	13,837	412,781
TC Energy Corp.	23,565	952,384
TotalEnergies SE	30,466	1,748,889
Ultrapar Participacoes SA	18,164	71,659
Woodside Energy Group, Ltd.	8,384	193,935
Yankuang Energy Group Company, Ltd., H Shares	40,424	116,062
Financials 20.2%		28,298,330
Banks 9.9%
ABN AMRO Bank NV (B)	7,972	123,911
AIB Group PLC	17,012	71,597
Banco Bilbao Vizcaya Argentaria SA	12,944	99,445
Banco Bradesco SA, ADR	37,364	129,279
Banco do Brasil SA	21,293	219,681
Bank Mandiri Persero Tbk PT	571,266	198,805
Bank of America Corp.	33,273	954,602
Bank of Baroda	248,371	577,637
Bank of Beijing Company, Ltd., Class A	105,600	67,366
Bank of Chengdu Company, Ltd., Class A (A)	25,100	42,243
Bank of Ireland Group PLC	8,424	80,428
Bank of Jiangsu Company, Ltd., Class A (A)	88,600	89,812
BNP Paribas SA	2,456	154,988
BPER Banca	23,838	72,477
CaixaBank SA	24,371	100,952
Canara Bank	14,510	53,597
China CITIC Bank Corp., Ltd., H Shares	166,426	78,246
CIMB Group Holdings BHD	58,645	63,657
Dah Sing Financial Holdings, Ltd.	9,965	24,960
DGB Financial Group, Inc.	7,116	39,377
DNB Bank ASA	37,833	707,504
Erste Group Bank AG	3,189	111,863
FinecoBank Banca Fineco SpA	43,024	579,129
Grupo Financiero Banorte SAB de CV, Series O	9,287	76,403
HSBC Holdings PLC	95,353	754,989
Huntington Bancshares, Inc.	7,295	78,640
Industrial Bank of Korea	51,559	405,586
9	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
ING Groep NV	10,725	$144,590
JPMorgan Chase & Co.	9,993	1,453,382
Kasikornbank PCL	20,630	75,508
Kasikornbank PCL, NVDR	5,493	20,105
KB Financial Group, Inc.	3,176	115,272
M&T Bank Corp.	3,778	467,565
Mega Financial Holding Company, Ltd.	449,989	552,264
Mitsubishi UFJ Financial Group, Inc.	125,009	921,451
Mizuho Financial Group, Inc.	16,897	258,279
New York Community Bancorp, Inc.	13,968	157,000
Regions Financial Corp.	9,178	163,552
Resona Holdings, Inc.	18,330	87,764
Royal Bank of Canada	9,440	901,565
Sberbank of Russia PJSC, ADR (A)(C)	3,353	1,133
Security Bank Corp.	22,916	34,746
Shinhan Financial Group Company, Ltd.	6,301	162,895
Societe Generale SA	4,217	109,668
Standard Chartered PLC	19,953	173,593
Sumitomo Mitsui Trust Holdings, Inc.	3,360	119,198
The Bank of Nova Scotia	17,226	861,853
The Tochigi Bank, Ltd.	8,590	14,962
Truist Financial Corp.	8,448	256,397
U.S. Bancorp	7,851	259,397
Unicaja Banco SA (B)	45,317	47,687
UniCredit SpA	10,820	251,604
VTB Bank PJSC, GDR (A)(C)	55,420	776
Woori Financial Group, Inc.	29,117	261,554
Capital markets 3.0%
Ares Management Corp., Class A	13,262	1,277,794
BlackRock, Inc.	595	411,228
CME Group, Inc.	2,118	392,444
Morgan Stanley	2,897	247,404
Nomura Holdings, Inc.	12,753	48,621
The Blackstone Group, Inc.	5,589	519,609
The Carlyle Group, Inc.	1,596	50,992
The Goldman Sachs Group, Inc.	532	171,591
UBS Group AG	53,321	1,080,745
Consumer finance 0.0%
Vanquis Banking Group PLC	10,913	26,375
Financial services 0.8%
Equitable Holdings, Inc.	6,138	166,708
Fidelity National Information Services, Inc.	3,247	177,611
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	10

	Shares	Value
Financials (continued)
Financial services (continued)
FirstRand, Ltd.	93,816	$341,845
Wendel SE	4,973	510,757
Insurance 6.2%
Admiral Group PLC	11,898	315,103
Ageas SA/NV	2,106	85,376
Allianz SE	2,966	690,852
American Financial Group, Inc.	1,363	161,856
American International Group, Inc.	2,994	172,275
Assicurazioni Generali SpA	7,190	146,216
Aviva PLC	26,246	132,050
AXA SA	51,189	1,512,703
Caixa Seguridade Participacoes SA	36,184	77,836
China Reinsurance Group Corp., H Shares	583,252	39,570
Chubb, Ltd.	635	122,276
Dai-ichi Life Holdings, Inc.	5,375	102,232
Legal & General Group PLC	140,654	407,235
MetLife, Inc.	4,836	273,379
MS&AD Insurance Group Holdings, Inc.	3,410	120,756
Muenchener Rueckversicherungs-Gesellschaft AG	590	221,493
NN Group NV	2,442	90,397
Old Mutual, Ltd.	104,778	67,478
Phoenix Group Holdings PLC	74,032	500,896
Powszechny Zaklad Ubezpieczen SA	14,223	137,958
Sanlam, Ltd.	25,365	78,512
Suncorp Group, Ltd.	6,789	61,001
T&D Holdings, Inc.	10,645	156,118
Talanx AG	17,900	1,027,648
The Progressive Corp.	781	103,381
Tokio Marine Holdings, Inc.	40,445	932,401
Tongyang Life Insurance Company, Ltd. (A)	4,750	12,919
Tryg A/S	16,928	366,593
Zurich Insurance Group AG	1,152	547,993
Mortgage real estate investment trusts 0.3%
Annaly Capital Management, Inc.	18,949	379,169
Health care 10.9%		15,223,939
Biotechnology 0.8%
AbbVie, Inc.	4,409	594,025
Amgen, Inc.	1,198	265,980
Gilead Sciences, Inc.	2,733	210,632
Health care equipment and supplies 0.3%
Koninklijke Philips NV (A)	6,787	147,058
Medtronic PLC	3,016	265,710
11	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care equipment and supplies (continued)
Paramount Bed Holdings Company, Ltd.	1,210	$20,161
Health care providers and services 1.1%
Alfresa Holdings Corp.	3,950	59,088
CVS Health Corp.	3,244	224,258
Fresenius SE & Company KGaA	3,764	104,401
Netcare, Ltd.	58,739	44,984
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	275,367	546,634
Sinopharm Group Company, Ltd., H Shares	163,948	513,238
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	1,250	16,761
Pharmaceuticals 8.7%
Almirall SA	5,563	45,993
AstraZeneca PLC	6,069	870,017
AstraZeneca PLC, ADR	3,407	243,839
Bristol-Myers Squibb Company	9,899	633,041
Eisai Company, Ltd.	660	44,731
Genomma Lab Internacional SAB de CV, Class B	58,515	45,056
GSK PLC	11,983	212,369
Johnson & Johnson	16,429	2,719,327
Kissei Pharmaceutical Company, Ltd.	1,560	31,244
Merck & Company, Inc.	24,412	2,816,901
Novartis AG	13,750	1,386,267
Ono Pharmaceutical Company, Ltd.	3,910	70,550
Pfizer, Inc.	57,549	2,110,897
Roche Holding AG	2,587	790,251
Sanofi	773	83,218
Takeda Pharmaceutical Company, Ltd.	3,415	107,308
Industrials 8.7%		12,151,500
Aerospace and defense 1.9%
Austal, Ltd.	26,556	42,046
Babcock International Group PLC (A)	14,618	52,510
BAE Systems PLC	91,957	1,084,287
Dassault Aviation SA	170	34,060
General Dynamics Corp.	1,112	239,247
L3Harris Technologies, Inc.	632	123,727
Lockheed Martin Corp.	2,187	1,006,851
Raytheon Technologies Corp.	1,377	134,891
Air freight and logistics 0.2%
bpost SA	3,859	16,955
United Parcel Service, Inc., Class B	1,234	221,195
Yamato Holdings Company, Ltd.	5,560	100,779
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	12

	Shares	Value
Industrials (continued)
Building products 0.7%
Cie de Saint-Gobain	2,137	$130,114
Geberit AG	250	131,021
Johnson Controls International PLC	10,782	734,685
Commercial services and supplies 0.1%
Aeon Delight Company, Ltd.	1,839	39,265
Prosegur Cia de Seguridad SA	16,998	30,186
Construction and engineering 0.8%
Bouygues SA	12,677	425,864
China Railway Group, Ltd., H Shares	867,985	574,329
Chiyoda Corp. (A)	5,495	13,569
Implenia AG	359	17,434
JGC Holdings Corp.	5,415	70,408
Electrical equipment 0.4%
Cosel Company, Ltd.	3,610	31,442
Eaton Corp. PLC	781	157,059
Emerson Electric Company	2,859	258,425
Ushio, Inc.	2,340	31,637
Zumtobel Group AG	2,088	16,836
Ground transportation 0.1%
Canadian National Railway Company	1,186	143,618
Industrial conglomerates 0.8%
3M Company	2,431	243,319
Honeywell International, Inc.	632	131,140
Keppel Corp., Ltd.	111,144	553,136
Siemens AG	972	162,033
Machinery 1.6%
Amada Company, Ltd.	6,890	67,976
CRRC Corp., Ltd., H Shares	912,716	500,312
Daimler Truck Holding AG	4,038	145,538
Duerr AG	1,128	36,531
Hino Motors, Ltd. (A)	10,050	42,714
Hisaka Works, Ltd.	2,340	14,857
Kone OYJ, B Shares	1,455	76,016
Makino Milling Machine Company, Ltd.	1,600	62,202
Makita Corp.	3,517	99,412
OKUMA Corp.	711	38,173
OSG Corp.	2,970	42,636
PACCAR, Inc.	7,118	595,421
SKF AB, B Shares	6,398	111,488
Stanley Black & Decker, Inc.	2,029	190,138
Sumitomo Heavy Industries, Ltd.	3,050	73,052
THK Company, Ltd.	4,030	82,949
13	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Machinery (continued)
Wartsila OYJ ABP	6,337	$71,456
Passenger airlines 0.1%
easyJet PLC (A)	14,610	89,777
Japan Airlines Company, Ltd.	3,040	65,918
Professional services 0.8%
Adecco Group AG	2,880	94,324
Bureau Veritas SA	24,280	666,123
Hays PLC	43,582	56,597
Pagegroup PLC	8,758	44,648
Paychex, Inc.	2,090	233,808
SThree PLC	4,758	20,672
Trading companies and distributors 0.8%
Brenntag SE	6,712	523,657
Marubeni Corp.	3,679	62,705
Mitsui & Company, Ltd.	2,440	92,349
Sumitomo Corp.	20,052	425,403
Travis Perkins PLC	3,810	39,460
Transportation infrastructure 0.4%
Transurban Group	55,992	533,120
Information technology 9.8%		13,773,809
Communications equipment 1.4%
Cisco Systems, Inc.	34,292	1,774,268
Nokia OYJ	22,640	94,858
Telefonaktiebolaget LM Ericsson, B Shares	17,783	96,620
Electronic equipment, instruments and components 0.8%
Alps Alpine Company, Ltd.	4,930	43,285
Corning, Inc.	5,754	201,620
E Ink Holdings, Inc.	11,683	84,986
Foxconn Technology Company, Ltd.	22,710	40,633
Hon Hai Precision Industry Company, Ltd.	18,204	66,185
Maxell, Ltd.	3,890	43,337
Nippon Chemi-Con Corp. (A)	2,910	25,436
PAX Global Technology, Ltd.	14,114	10,740
Shengyi Technology Company, Ltd., Class A	20,100	39,341
Sunny Optical Technology Group Company, Ltd.	5,814	58,295
WPG Holdings, Ltd.	312,299	549,484
IT services 1.2%
Accenture PLC, Class A	580	178,976
IBM Corp.	5,609	750,540
Itochu Techno-Solutions Corp.	18,552	470,106
Obic Company, Ltd.	307	49,276
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	14

	Shares	Value
Information technology (continued)
IT services (continued)
Otsuka Corp.	2,209	$86,044
SCSK Corp.	5,055	79,551
Semiconductors and semiconductor equipment 4.3%
ams AG (A)	7,104	51,198
Analog Devices, Inc.	3,350	652,614
ASMPT, Ltd.	8,975	88,669
Broadcom, Inc.	1,134	983,666
Intel Corp.	17,072	570,888
MediaTek, Inc.	1,896	41,970
Microchip Technology, Inc.	1,006	90,128
Miraial Company, Ltd.	1,740	19,211
NVIDIA Corp.	607	256,773
NXP Semiconductors NV	946	193,627
Qualcomm, Inc.	6,677	794,830
Taiwan Semiconductor Manufacturing Company, Ltd.	35,000	646,566
Texas Instruments, Inc.	8,595	1,547,272
Tokyo Seimitsu Company, Ltd.	695	38,484
Software 0.4%
The Sage Group PLC	28,039	329,371
TOTVS SA	11,226	70,289
Trend Micro, Inc.	4,513	218,458
Technology hardware, storage and peripherals 1.7%
Apple, Inc.	1,283	248,864
Canon, Inc.	24,222	636,715
Catcher Technology Company, Ltd.	9,178	51,783
Chicony Electronics Company, Ltd.	18,051	56,861
HP, Inc.	13,971	429,049
Inventec Corp.	462,151	642,497
Lenovo Group, Ltd.	43,933	46,036
Quadient SA	2,462	50,703
Samsung Electronics Company, Ltd.	1,037	57,101
Seagate Technology Holdings PLC	2,243	138,774
Wiwynn Corp.	1,703	77,831
Materials 4.3%		6,084,526
Chemicals 1.0%
BASF SE	4,051	196,811
China BlueChemical, Ltd., H Shares	71,962	16,200
Evonik Industries AG	3,728	71,036
International Flavors & Fragrances, Inc.	888	70,676
LyondellBasell Industries NV, Class A	2,952	271,082
Mitsubishi Gas Chemical Company, Inc.	2,660	38,749
Nissan Chemical Corp.	7,325	315,851
15	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Chemicals (continued)
PPG Industries, Inc.	966	$143,258
Yara International ASA	9,029	319,012
Construction materials 0.7%
Asia Cement Corp.	387,195	552,787
Heidelberg Materials AG	1,909	156,994
Holcim, Ltd. (A)	1,687	113,716
Imerys SA	1,163	45,332
Taiheiyo Cement Corp.	3,020	59,707
Vicat SA	1,038	32,991
Containers and packaging 0.0%
Nampak, Ltd. (A)	43,391	1,727
Metals and mining 2.4%
African Rainbow Minerals, Ltd.	7,817	82,471
Anglo American Platinum, Ltd.	887	40,095
Anglo American PLC	2,874	81,833
Barrick Gold Corp.	5,620	95,070
Barrick Gold Corp.	5,094	86,241
BHP Group, Ltd.	20,692	622,042
Centamin PLC	35,637	41,348
Centerra Gold, Inc.	7,207	43,196
Dowa Holdings Company, Ltd.	1,830	58,109
Eldorado Gold Corp. (A)	4,001	40,410
Endeavour Mining PLC	2,276	54,548
Fortescue Metals Group, Ltd.	11,570	171,684
Fresnillo PLC	6,390	49,583
Glencore PLC	8,824	50,031
Impala Platinum Holdings, Ltd.	8,992	59,905
Kyoei Steel, Ltd.	1,820	25,724
Maruichi Steel Tube, Ltd.	2,090	48,011
Mineral Resources, Ltd.	1,606	76,916
Neturen Company, Ltd.	3,480	23,566
Norsk Hydro ASA	2,397	14,289
OceanaGold Corp.	18,248	35,952
Rio Tinto PLC	19,003	1,207,634
Rio Tinto PLC, ADR	2,659	169,751
Rio Tinto, Ltd.	2,617	200,409
Yodogawa Steel Works, Ltd.	670	15,829
Zijin Mining Group Company, Ltd., H Shares	31,920	47,270
Paper and forest products 0.2%
Mondi PLC	5,047	76,999
UPM-Kymmene OYJ	5,359	159,681
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	16

	Shares	Value
Real estate 2.2%		$3,141,237
Diversified REITs 0.4%
Fibra Uno Administracion SA de CV	35,910	52,427
Land Securities Group PLC	5,912	43,228
Stockland	141,999	381,734
The British Land Company PLC	8,628	33,273
WP Carey, Inc.	728	49,184
Health care REITs 0.3%
Healthcare Realty Trust, Inc.	10,938	206,291
Welltower, Inc.	2,220	179,576
Hotel and resort REITs 0.1%
Host Hotels & Resorts, Inc.	8,425	141,793
Office REITs 0.2%
Nippon Building Fund, Inc.	74	290,981
Real estate management and development 0.6%
C&D International Investment Group, Ltd.	22,512	51,339
China Resources Land, Ltd.	128,198	545,567
CK Asset Holdings, Ltd.	14,804	82,262
Daito Trust Construction Company, Ltd.	498	50,450
Land & Houses PCL	382,975	91,393
Mitsubishi Estate Company, Ltd.	6,600	78,410
Retail REITs 0.1%
Simon Property Group, Inc.	1,427	164,790
Specialized REITs 0.5%
Crown Castle, Inc.	1,901	216,600
Digital Realty Trust, Inc.	606	69,005
Gaming and Leisure Properties, Inc.	4,554	220,687
Weyerhaeuser Company	5,737	192,247
Utilities 8.3%		11,711,186
Electric utilities 4.9%
American Electric Power Company, Inc.	3,114	262,199
CEZ AS	4,239	175,214
Duke Energy Corp.	11,198	1,004,909
Edison International	9,089	631,231
Endesa SA	26,011	558,915
Exelon Corp.	23,818	970,345
Iberdrola SA	94,285	1,231,249
NextEra Energy, Inc.	3,059	226,978
SSE PLC	23,820	558,581
Terna - Rete Elettrica Nazionale	107,397	916,006
The Southern Company	4,016	282,124
Verbund AG	1,086	87,125
17	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Gas utilities 0.7%
APA Group	7,301	$47,237
ENN Energy Holdings, Ltd.	30,860	385,999
Snam SpA	99,748	521,318
Independent power and renewable electricity producers 0.0%
Ratch Group PCL	43,565	43,968
Multi-utilities 2.3%
Dominion Energy, Inc.	1,375	71,211
Engie SA	73,129	1,217,812
National Grid PLC	129,423	1,715,937
Sempra Energy	1,540	224,209
Water utilities 0.4%
Cia de Saneamento Basico do Estado de Sao Paulo	5,027	59,391

United Utilities Group PLC	42,464	519,228
Preferred securities 0.9%		$1,210,413
(Cost $908,047)
Consumer discretionary 0.7%		944,150
Automobiles 0.7%
Hyundai Motor Company	5,812	481,026
Hyundai Motor Company, 2nd Preferred	5,545	463,124
Consumer staples 0.1%		94,132
Household products 0.1%
Henkel AG & Company KGaA	1,177	94,132
Energy 0.1%		117,255
Oil, gas and consumable fuels 0.1%
Raizen SA	127,600	117,255
Materials 0.0%		54,876
Chemicals 0.0%

Fuchs Petrolub SE	1,387	54,876
Exchange-traded funds 0.1%		$78,840
(Cost $78,833)
iShares Core MSCI EAFE ETF	1,168	78,840
Closed-end funds 0.0%		$36,475
(Cost $27,436)
Sprott Physical Uranium Trust (A)	2,890	36,475

	Par value^	Value
Escrow certificates 0.0%		$0
(Cost $194)
Texas Competitive Electric Holdings Company LLC (A)(C)	500,000	0
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	18

	Par value^	Value
Short-term investments 1.3%		$1,900,000
(Cost $1,900,000)
Repurchase agreement 1.3%		1,900,000
Goldman Sachs Tri-Party Repurchase Agreement dated 6-30-23 at 5.050% to be repurchased at $1,900,800 on 7-3-23, collateralized by $2,053,867 Government National Mortgage Association, 3.500% - 5.500% due 11-15-36 to 6-20-52 (valued at $1,938,000)	1,900,000	1,900,000

Total investments (Cost $141,110,654) 97.9%	$137,454,414
Other assets and liabilities, net 2.1%	2,902,058
Total net assets 100.0%	$140,356,472

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
19	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 E-Mini Index Futures	30	Long	Sep 2023	$6,524,113	$6,732,378	$208,265
Euro STOXX 50 Index Futures	268	Short	Sep 2023	(12,698,492)	(12,946,394)	(247,902)
FTSE 100 Index Futures	74	Short	Sep 2023	(7,123,957)	(7,087,498)	36,459
MSCI EAFE Index Futures	57	Short	Sep 2023	(6,096,357)	(6,143,175)	(46,818)
MSCI Emerging Markets Index Futures	29	Short	Sep 2023	(1,460,581)	(1,446,955)	13,626
TOPIX Index Futures	29	Short	Sep 2023	(4,380,153)	(4,598,358)	(218,205)
						$(254,575)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	2,570,419	CAD	3,435,000	BNP	9/20/2023	—	$(25,633)
USD	3,030,225	CHF	2,720,000	GSI	9/20/2023	—	(33,269)
USD	12,120,742	EUR	11,247,000	DB	9/20/2023	—	(198,915)
USD	9,319,321	GBP	7,483,000	MSI	9/20/2023	—	(186,108)
USD	4,556,099	JPY	624,800,000	SCB	9/20/2023	$174,164	—
USD	1,209,285	NOK	13,380,000	BNP	9/20/2023	—	(40,604)
USD	1,248,516	NOK	13,420,000	SSB	9/20/2023	—	(5,110)
						$174,164	$(489,639)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
USD	U.S. Dollar

Derivatives Abbreviations
BNP	BNP Paribas
DB	Deutsche Bank AG
GSI	Goldman Sachs International
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
SCB	Standard Chartered Bank
SSB	State Street Bank and Trust Company
At 6-30-23, the aggregate cost of investments for federal income tax purposes was $141,483,922. Net unrealized depreciation aggregated to $4,599,558, of which $6,921,081 related to gross unrealized appreciation and $11,520,639 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	20

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 6-30-23 (unaudited)

Assets
Unaffiliated investments, at value (Cost $141,110,654)	$137,454,414
Unrealized appreciation on forward foreign currency contracts	174,164
Cash	142,105
Foreign currency, at value (Cost $53,213)	49,793
Collateral held at broker for futures contracts	2,076,988
Collateral segregated at custodian for OTC derivative contracts	460,000
Dividends and interest receivable	977,718
Receivable for investments sold	62,013
Other assets	15,596
Total assets	141,412,791
Liabilities
Unrealized depreciation on forward foreign currency contracts	489,639
Payable for futures variation margin	203,957
Foreign capital gains tax payable	18,545
Payable for collateral on OTC derivatives	170,000
Payable for investments purchased	111,342
Payable to affiliates
Accounting and legal services fees	5,510
Trustees’ fees	141
Other liabilities and accrued expenses	57,185
Total liabilities	1,056,319
Net assets	$140,356,472
Net assets consist of
Paid-in capital	$167,921,132
Total distributable earnings (loss)	(27,564,660)
Net assets	$140,356,472

Net asset value per share
Based on 12,238,545 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$11.47
21	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended 6-30-23 (unaudited)

Investment income
Dividends	$5,310,284
Interest	77,324
Less foreign taxes withheld	(525,559)
Total investment income	4,862,049
Expenses
Investment management fees	672,489
Accounting and legal services fees	13,937
Transfer agent fees	7,972
Trustees’ fees	22,359
Custodian fees	39,890
Printing and postage	32,682
Professional fees	34,685
Stock exchange listing fees	11,777
Other	11,514
Total expenses	847,305
Less expense reductions	(5,128)
Net expenses	842,177
Net investment income	4,019,872
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,005,642
Futures contracts	(1,608,053)
Forward foreign currency contracts	84,682
(517,729)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	1,015,167
Futures contracts	(620,868)
Forward foreign currency contracts	(59,852)
334,447
Net realized and unrealized loss	(183,282)
Increase in net assets from operations	$3,836,590
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	22

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-23 (unaudited)	Year ended 12-31-22
Increase (decrease) in net assets
From operations
Net investment income	$4,019,872	$6,802,074
Net realized gain (loss)	(517,729)	3,675,689
Change in net unrealized appreciation (depreciation)	334,447	(12,196,389)
Increase (decrease) in net assets resulting from operations	3,836,590	(1,718,626)
Distributions to shareholders
From earnings	(7,096,193)[1]	(9,282,645)
From tax return of capital	—	(4,899,088)
Total distributions	(7,096,193)	(14,181,733)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	85,765	81,403
Total decrease	(3,173,838)	(15,818,956)
Net assets
Beginning of period	143,530,310	159,349,266
End of period	$140,356,472	$143,530,310
Share activity
Shares outstanding
Beginning of period	12,231,087	12,223,813
Issued pursuant to Dividend Reinvestment Plan	7,458	7,274
End of period	12,238,545	12,231,087

[1]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
23	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	6-30-23[1]	12-31-22	12-31-21	12-31-20	12-31-19	12-31-18
Per share operating performance
Net asset value, beginning of period	$11.73	$13.04	$12.76	$14.85	$14.46	$17.64
Net investment income[2]	0.33	0.56	0.53	0.39	0.59	0.63
Net realized and unrealized gain (loss) on investments	(0.01)	(0.71)	0.91	(1.15)	1.30	(2.31)
Total from investment operations	0.32	(0.15)	1.44	(0.76)	1.89	(1.68)
Less distributions
From net investment income	(0.58)[3]	(0.76)	(0.62)	(0.42)	(0.67)	(0.86)
From net realized gain	—	—	—	—	—	(0.39)
From tax return of capital	—	(0.40)	(0.54)	(0.91)	(0.83)	(0.25)
Total distributions	(0.58)	(1.16)	(1.16)	(1.33)	(1.50)	(1.50)
Net asset value, end of period	$11.47	$11.73	$13.04	$12.76	$14.85	$14.46
Per share market value, end of period	$10.78	$11.50	$13.00	$11.44	$14.91	$13.08
Total return at net asset value (%)[4,5]	2.81[6]	(0.96)	11.69	(2.99)	13.89	(9.61)
Total return at market value (%)[4]	(1.27)[6]	(2.68)	24.20	(13.37)	26.41	(17.16)
Ratios and supplemental data
Net assets, end of period (in millions)	$140	$144	$159	$156	$182	$177
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20[7]	1.17	1.17	1.18	1.15	1.14
Expenses including reductions	1.19[7]	1.16	1.16	1.18	1.14	1.13
Net investment income	5.68[7]	4.52	3.98	3.14	3.97	3.83
Portfolio turnover (%)	62	163	120	117	125	96

[1]	Six months ended 6-30-23. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
[4]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	24

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a
25	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of June 30, 2023, by major security category or type:
	Total value at 6-30-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$8,301,188	$3,031,697	$5,269,491	—
Consumer discretionary	10,817,112	2,826,169	7,990,943	—
Consumer staples	12,753,779	7,249,233	5,504,546	—
Energy	11,972,080	6,641,318	5,330,762	—
Financials	28,298,330	10,684,869	17,611,552	$1,909
Health care	15,223,939	10,129,666	5,094,273	—
Industrials	12,151,500	4,413,524	7,737,976	—
Information technology	13,773,809	8,882,178	4,891,631	—
Materials	6,084,526	1,010,184	5,074,342	—
Real estate	3,141,237	1,492,600	1,648,637	—
Utilities	11,711,186	3,732,597	7,978,589	—
Preferred securities
Consumer discretionary	944,150	—	944,150	—
Consumer staples	94,132	—	94,132	—
Energy	117,255	117,255	—	—
Materials	54,876	—	54,876	—
Exchange-traded funds	78,840	78,840	—	—
Closed-end funds	36,475	36,475	—	—
Short-term investments	1,900,000	—	1,900,000	—
Total investments in securities	$137,454,414	$60,326,605	$77,125,900	$1,909
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	Total value at 6-30-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Derivatives:
Assets
Futures	$258,350	$258,350	—	—
Forward foreign currency contracts	174,164	—	$174,164	—
Liabilities
Futures	(512,925)	(512,925)	—	—
Forward foreign currency contracts	(489,639)	—	(489,639)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
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Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2022, the fund has a short-term capital loss carryforward of $12,155,839 and a long-term capital loss carryforward of $6,570,298 available to offset future net realized capital gains. These carryforwards do not expire.
As of December 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). As of June 30, 2023, under the current Plan, the fund makes quarterly distributions of an amount equal to $0.2500 per share, effective with the September 29, 2023 distribution, the previous quarterly distribution of $0.2900 per share, which will be paid quarterly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
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Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions, partnerships and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use
29	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the six months ended June 30, 2023, the fund used futures contracts to manage against changes in certain securities markets. The fund held futures contracts with USD notional values ranging from $32.7 million to $39.0 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the six months ended June 30, 2023, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $27.1 million to $34.1 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at June 30, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	$258,350	$(512,925)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	174,164	(489,639)
			$432,514	$(1,002,564)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the period end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
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For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2023:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$84,682	$84,682
Equity	$(1,608,053)	—	(1,608,053)
Total	$(1,608,053)	$84,682	$(1,523,371)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2023:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Currency	—	$(59,852)	$(59,852)
Equity	$(620,868)	—	(620,868)
Total	$(620,868)	$(59,852)	$(680,720)
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each
31	JOHN HANCOCK Hedged Equity & Income Fund | SEMIANNUAL REPORT

fund. During the six months ended June 30, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $5,128 for the six months ended June 30, 2023.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2023, were equivalent to a net annual effective rate of 0.94% of the fund’s average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended June 30, 2023, amounted to an annual rate of 0.02% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2023 and December 31, 2023, up to 10% of its outstanding common shares as of December 31, 2022. The share repurchase plan will remain in effect between January 1, 2023 and December 31, 2023.
During the six months ended June 30, 2023 and the year ended December 31, 2022, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $86,383,011 and $92,579,365, respectively, for the six months ended June 30, 2023.
SEMIANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	32

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
Principal Investment Strategies
Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes). The fund may invest in foreign issuers and foreign-currency securities without any limitation. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.
The fund uses an equity strategy (the “Equity Strategy”) and an actively managed option overlay strategy (the “Option Strategy”) to pursue its investment objective. By combining these two strategies, the fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with significant downside equity market protection.
The Equity Strategy will seek to provide broad-based exposure to equity markets, while emphasizing downside equity market protection. The goal of the Equity Strategy is a broadly diversified equity portfolio that is generally fully invested and seeks value across all market capitalization ranges, industries and sectors that seeks to participate in and capture the broader equity market returns in rising market conditions, while limiting losses relative to the broader equity markets in declining market circumstances through an effective combination of equity investment strategies.
The Option Strategy will pursue two goals: (i) to generate earnings for current distribution from option premiums; and (ii) downside equity market protection (through the use of U.S. equity index put options). The Option Strategy will seek to enhance risk-adjusted returns, generate earnings from option premiums and reduce overall portfolio volatility. The fund expects to write index call options on a substantial portion of the fund’s common stock portfolio, although this amount is expected to vary over time based upon U.S. equity market conditions and other factors, including the Advisor’s and Subadvisor’s assessment of market conditions and the liquidity needs of the fund to meet quarterly distributions.
The fund anticipates writing index call options on the S&P 500 Index (the “S&P 500”) with a typical expiration of approximately one month and with call strikes typically set slightly “out-of-the-money” (ranging from approximately 0%-7% above the then-current value of the index). The fund typically will limit notional exposure of the index call options from 0%-50% of the value of the fund’s portfolio securities. In certain circumstances or market conditions (including to meet distribution payments), the Subadvisor may write index call options on a lower percentage of the fund’s portfolio.
The Option Strategy typically will maintain an overall short position on the S&P 500 through its use of index call options. In certain circumstances, the fund may trade out of its index option positions during an intra-month period to lock in a gain, to limit risk, or to meet distribution payments. The Subadvisor retains the discretion to write call options on indices other than the S&P 500 if it deems this appropriate in particular market circumstances or based upon the fund’s stock holdings. A meaningful portion of the fund’s stock holdings will normally consist of
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stocks not included in the indices on which it writes call options. The fund expects to primarily use listed/exchange-traded options contracts but may also use over-the-counter (“OTC”) options. OTC options may be utilized to obtain exposure to specific strike prices, expiration dates and/or exposure to underlying indices not available in the exchange-traded options market. The fund may also invest in derivatives such as futures contracts and foreign currency forward contracts.
The fund may also invest up to 20% of its net assets (plus borrowings for investment purposes) in fixed-income securities and fixed-income related instruments. These fixed-income securities may include non-investment grade (“high yield” or “junk bond”) instruments.”
The manager may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended December 31, 2022, the fund’s aggregate distributions included a return of capital of $0.40 per share, or 34.55% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
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ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its NAV. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts and options. Foreign currency forward contracts, futures contracts and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
35	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments used or continue to use as the reference or benchmark rate for interest rate calculations, was discontinued for certain maturities, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023 on a representative basis. The 1-, 3- and 6-month USD LIBOR maturities will continue to be published based on a synthetic methodology through September 30, 2024 and are permitted to be used in all legacy contracts except cleared derivatives. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	36

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the six months ended June 30, 2023, distributions from net investment income totaling $0.5800 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions[1]
March 31, 2023	$0.2900
June 30, 2023	0.2900
Total	$0.5800

1A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage
37	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	38

SHAREHOLDER MEETING

The fund held its Annual Meeting of Shareholders on Tuesday, February 21, 2023. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 21, 2023
Proposal: To elect one (1) Trustee (Noni L. Ellison) to serve for a one-year term ending at the 2024 Annual Meeting of Shareholders. To elect two (2) Trustees (Dean C. Garfield and Patricia Lizarraga) to serve for a two-year term ending at the 2025 Annual Meeting of Shareholders, and to elect six (6) Trustees (James R. Boyle, William H. Cunningham, Grace K. Fey, Paul Lorentz, Hassell H. McClellan, and Gregory A. Russo) to serve for a three-year term ending at the 2026 Annual Meeting of Shareholders.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
James R. Boyle	10,008,625.530	249,723.000
William H. Cunningham	10,003,536.530	254,812.000
Noni L. Ellison	10,002,195.530	256,153.000
Grace K. Fey	10,002,384.530	255,964.000
Dean C. Garfield	10,000,988.530	257,360.000
Patricia Lizarraga	9,939,740.530	318,608.000
Hassell H. McClellan	9,962,234.530	296,114.000
Gregory A. Russo	9,946,897.530	311,451.000

Non-Independent Trustees
Paul Lorentz	10,009,363.530	249,985.000
Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Andrew G. Arnott, Deborah C. Jackson, Steven R. Pruchansky, and Frances G. Rathke.
39	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Hedged Equity & Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the meeting held on May 30-June 1, 2023. The Trustees who are not "interested persons" of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board  considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board was assisted by counsel for the fund and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
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Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
41	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-year period ended December 31, 2022 and underperformed its benchmark index for the three-, five- and ten-year periods ended December 31, 2022. The Board also noted that, based on its net asset value, the fund outperformed its peer group median for the one- and ten-year periods ended December 31, 2022, underperformed its peer group median for the five-year period ended December 31, 2022 and performed in-line with its peer group median for the three-year period ended December 31, 2022. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index for the three-, five- and ten-year periods and relative to its peer group median for the five-year period. The Board concluded that the fund’s performance has generally been in line with or outperformed the performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	42

The Board noted that net management fees for the fund are lower than the peer group median and that net total expenses for the fund are lower than the peer group median. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(g)	noted that the subadvisory fees for the fund are paid by the Advisor and is negotiated at arm’s length;
(h)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
43	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	44

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.
***
45	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	46

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Robert J. Isch, CFA
Gregg R. Thomas, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: HEQ

† Non-Independent Trustee
* Member of the Audit Committee
^ Appointed to serve as Independent Trustee effective as of September 20, 2022.
‡ Appointed to serve as Non-Independent Trustee effective as of September 20, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
47	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

The fund’s investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.
The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF2987668	P15SA 6/23
8/2023

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)REGISTRANT PURCHASES OF EQUITY SECURITIES

	Total		Total number of	Maximum number of
	number of	Average price per	shares purchased as	shares that may yet be
	shares		part of publicly	purchased under the
Period	purchased	share	announced plans*	plans*
Jan-23	-	-	-	1,223,109
Feb-23	-	-	-	1,223,109
Mar-23	-	-	-	1,223,109
Apr-23	-	-	-	1,223,109
May-23	-	-	-	1,223,109
Jun-23	-	-	-	1,223,109
Total	-	-	-

*In December 2011, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2022. The current plan is in effect between January 1, 2023 and December 31, 2023.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter."

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(2) Registrant's notice to shareholders pursuant to Registrant's exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant's Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President

Date: August 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	August 15, 2023
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	August 15, 2023